SCHEDULE 14A
                               (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 (Amendment No.         )

  Filed by Registrant  [X]
  Filed by a Party other than the Registrant [ ]
  Check the appropriate box:
  [ ]  Preliminary Proxy Statement
  [ ]  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e) (2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


               (Name of Registrant as Specified In Its Charter)

                       HALLMARK FINANCIAL SERVICES, INC.
  ___________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:
  ___________________________________________________________________________
       (2) Aggregate numer of securities to which transactions applies:
  ___________________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  ___________________________________________________________________________
       (4) Proposed maximum aggregate value of transaction:
  ___________________________________________________________________________
       (5) Total Fee Paid
  ___________________________________________________________________________
  [ ]  Fee paid previously with preliminary materials.
  [ ]  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  ___________________________________________________________________________
       (1) Amount Previously Paid:
  ___________________________________________________________________________
       (2) Form, Schedule or Registration Statement No:
  ___________________________________________________________________________
       (3) Filing Party:
  ___________________________________________________________________________
       (4) Date Filed:
  ___________________________________________________________________________

                      HALLMARK FINANCIAL SERVICES, INC.
                       14651 Dallas Parkway, Suite 900
                             Dallas, Texas 75240


                               PROXY STATEMENT

                                     FOR

                        ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 23, 2001

                           _______________________


                   SOLICITATION AND REVOCABILITY OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hallmark Financial Services, Inc., a Nevada corporation (the "Company"), to be voted at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 23,
 2001, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

      Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

      All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

      The principal executive  offices of the  Company are  located at  14651
 Dallas Parkway,  Suite 900,  Dallas, Texas  75240.   The  Company's  mailing
 address is the same as that of its principal executive offices.

      This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 27, 2001. A copy of the Company's Annual Report for the fiscal year ended December 31, 2000, is enclosed herewith. Except as expressly incorporated by reference herein, such Annual Report does not constitute a part of the materials used for the solicitation of proxies.


                           PURPOSES OF THE MEETING

      At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

           1. Election of six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

           2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.


                              QUORUM AND VOTING

      The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 11, 2001 (the "Record Date"). On the Record Date, there were 11,049,133 shares of Common Stock of the Company, par value $0.03 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

      Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Pursuant to the Bylaws of the Company, abstentions and broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.


           PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

      The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by (i) each current director and nominee for director of the Company;
 (ii) all executive officers and current directors of the Company as a group; and (iii) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. Except as otherwise indicated, the mailing address for all directors and executive officers is the same as that of the Company.


                            No. of Shares    Percent of Class
 Shareholder                 Beneficially      Beneficially
                                Owned              Owned
 -----------------------     ------------      ------------
 Ramon D. Phillips 1            776,476             6.8

 Linda H. Sleeper 1             323,000             2.8

 Raymond A. Kilgore 2           623,047             5.5

 James H. Graves 3              235,000             2.1

 George R. Manser 3, 4          185,700             1.7

 C. Jeffrey Rogers 3            182,500             1.6

 Scott T. Berlin 5               -0-                -0-

 Mark E. Schwarz 6            1,708,901            15.5

 All executive officers
 and current directors,
 as a group (9 persons) 7     4,284,195            34.0

 Derby Trust PLC 8            1,838,000            16.6

 Thomas G. Berlin 9           1,111,900            10.1

 ------------------------
 1    Includes 320,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 2 Includes 220,000 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 3 Includes 157,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 4    Includes 9,000 shares held  by Mr. Manser's  spouse, over which  shares
      Mr. Manser shares voting and dispositive authority.

 5 Mr. Berlin disclaims beneficial ownership of all shares owned by his parents, Mr. & Mrs. Thomas G. Berlin.

 6    Represents  shares  owned  by  Newcastle  Partners,  L.P.,  a   limited
      partnership in  which  Mr. Schwarz serves  as the sole general partner.
      The address for Newcastle Partners, L.P.  is 200 Crescent Court,  Suite
      670, Dallas, Texas 75201.

 7 Includes 1,552,500 shares which may be acquired pursuant to stock options exercisable on or within 60 days after the Record Date.

 8    As reported  on Schedule  13D filed  with the  Securities and  Exchange
      Commission in February,  1996.  The  address for Derby  Trust PLC is  1
      Connaught Place, London W2 2DY, United Kingdom.

 9    As reported  on Schedule  13G filed  with the  Securities and  Exchange
      Commission on January 21, 2000.  Includes 40,600 shares over which  Mr.
      Berlin shares  voting  and dispositive  power  with his  spouse.    The
      address for  Mr. Berlin  is 37500  Eagle Road,  Willoughby Hills,  Ohio
      44094.  Thomas G. Berlin is the father of Scott T. Berlin.


                            ELECTION OF DIRECTORS
                                   (Item 1)

      At the Annual Meeting, six directors will be elected for a term expiring at the 2002 annual meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

      The Company's Board of Directors has proposed the election of the following slate of nominees for election as directors at the Annual Meeting. Except as discussed below, none of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

      Ramon D. Phillips, currently the Chairman of the Board and formerly the President and Chief Executive Officer of the Company, has previously announced his planned retirement. At the request of the Board of Directors, Mr. Phillips has agreed to remain as Chairman of the Board for an indeterminate period to assist in the assimilation of new Board members. However, Mr. Phillips does not expect to complete his term and will vacate his position as a director not later than December 31, 2001, or at such earlier time as the remaining directors determine his service is no longer required to complete the contemplated transition.

      The Board of Directors recommends a vote FOR election of each nominee below.

                             Director
 Name                 Age      Since   Current Position(s) with the Company
 -----------------    ---    --------  --------------------------------------
 Ramon D. Phillips      67      1989   Director and Chairman of
                                       the Board

 Linda H. Sleeper       53      1996   President, Chief Executive
                                       Officer and Director

 James H. Graves        52      1995   Director

 George R. Manser       69      1995   Director

 Scott T. Berlin        31      2001   Director

 Mark E. Schwarz        40      2001   Director

      Ramon D. Phillips served as President, Chief Executive Officer and Chairman of the Board of Directors of the Company from 1989 until commencing a planned transfer of management responsibilities during 2000. For 12 years before joining the Company, Mr. Phillips was an executive with Pizza Inn, Inc., a restaurant chain, holding the positions of Vice President - Finance (1977-1986), Executive Vice President (1986-1989) and director (1979-1989).
 Mr. Phillips was again elected to Pizza Inn's board of directors in 1990 and continues to serve in that capacity.

      Linda H. Sleeper was elected President and Chief Executive Officer during 2000 as part of the planned transfer of management responsibilities from Mr. Phillips. Ms. Sleeper joined the Company as Vice President of Corporate Development and Administration in 1993 and was promoted to Executive Vice President and Chief Operating Officer in 1994. From 1992 until 1993, Ms. Sleeper was self-employed as a management consultant. From 1989 until 1992, she served as a Vice President for Audisys Corporation, a financial consulting firm, and was Senior Assistant Treasurer of Southmark Corporation from 1988 until 1989. Ms. Sleeper held various offices at Pizza Inn, Inc. from 1979 until 1988, completing her tenure as Vice President of Finance. Ms. Sleeper was an accountant with Peat, Marwick, Mitchell & Co. from 1975 until 1979. She is a certified public accountant.

      James H. Graves is Managing Director of UBS Warburg, Inc., an international financial services firm which provides investment banking, underwriting and brokerage services. He was a Managing Director of Paine Webber Group Inc. prior to its acquisition by UBS Warburg in November 2000, and was Chief Operating Officer of J.C. Bradford & Co. at the time of its acquisition by Paine Webber Group Inc. in June 2000. Mr. Graves had previously served as Managing Director of J.C. Bradford & Co. and co-manager of its Corporate Finance Department. In these capacities, Mr. Graves has rendered advisory services to the Company. Prior to joining J.C. Bradford & Co. in 1991, Mr. Graves had for 11 years been employed by Dean Witter Reynolds, where he completed his tenure as the head of the Special Industries Group in New York City. Mr. Graves also serves as a director of Cash America International, Inc.

      George R. Manser is Chairman of Uniglobe Travel (Capital Cities), Inc., a franchisor of travel agencies, President of Concorde Holding Co., a private investment management company, and a director of State Auto Financial Corp., an insurance holding company that engages primarily in the property and casualty insurance business. Prior to his retirement in 2000, Mr. Manser also served as a director of CheckFree Corporation, a provider of financial electronic commerce services, software and related products, and as an advisory director of J.C. Bradford & Co. From 1995 to 1999, Mr. Manser served as the Director of Corporate Finance of Uniglobe Travel USA, L.L.C., a franchisor of travel agencies, and also served as a director of Cardinal Health, Inc. and AmerLink Corp. From 1984 to 1994, he also served as a director and Chairman of North American National Corporation and its subsidiaries, Pan-Western Life Insurance Company, Brookings International Life Insurance Company and Howard Life Insurance Company.

      Scott T. Berlin was elected by the incumbent directors of the Company to fill a vacancy created by increasing the number of directors constituting the Board of Directors effective January 1, 2001. He is a Senior Vice President focused on the corporate finance and mergers/acquisitions practice at Brown, Gibbons, Lang & Company, an investment banking firm serving middle market companies. Prior to joining Brown, Gibbons, Lang & Company in 1997, Mr. Berlin was a lending officer in the Middle Market Group at The Northern Company.

      Mark E. Schwarz was elected by the incumbent directors of the Company to fill a vacancy created by increasing the number of directors constituting the Board of Directors effective January 1, 2001. Mr. Schwarz has served since 1993 as the sole general partner of Newcastle Partners, L.P., a private investment firm. Since 2000, he has also served as the President and sole Managing Member of Newcastle Capital Group, L.L.C., the general partner of Newcastle Capital Management, L.P., a private investment management firm. From 1995 until 1999, Mr. Schwarz was also a Vice President of Sandera Capital Management, L.L.C., a private investment firm associated with the Lamar Hunt family. From 1993 until 1996, Mr. Schwarz was a securities analyst and portfolio manager for SCM Advisors, L.L.C., an investment advisory firm. Mr. Schwarz presently serves as a director of Bell Industries, Inc., a company primarily engaged in providing computer systems integration services, and Tandycrafts, Inc., a manufacturer of frames, framed art, mirrors, and other wall decor products. He is also a nominee for election as a director of Nashua Corporation, a manufacturer of specialty papers, labels and printing supplies. Mr. Schwarz was a director of Aydin Corporation, a defense electronics manufacturer, from 1998 until its acquisition by L-3 Communications Corporation in 1999.

 Board Committees and Meetings

      Standing committees of the Board of Directors of the Company include the Audit Committee, the Compensation Committee and the Stock Option Committee. During 2000, each of these committees was composed of James H. Graves, George R. Manser and C. Jeffrey Rogers. Scott T. Berlin and Mark E. Schwarz were elected to the Board effective January 1, 2001, and have not yet been assigned to any of the standing committees. Following the 2001 Annual Meeting, the Board of Directors intends to make new committee assignments.

      Mr. Graves is the current chairman of the Audit Committee. The Audit Committee oversees management's conduct of the financial reporting process of the Company, including reviewing the Company's financial reports, internal controls, independent audits and legal compliance. See, Audit Committee Report. The Audit Committee met three times during 2000.

      Mr. Rogers was the chairman of the Compensation Committee and the Stock Option Committee during 2000, but withdrew from both committees effective January 1, 2001. At the direction of the full Board, the Compensation Committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. The Stock Option Committee administers the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan, including the determination of participants therein and the grant of options thereunder. Neither the Compensation Committee nor the Stock Option Committee met during 2000, but did approve certain matters by unanimous written consent.

      During 2000, the full Board of Directors acted in place of a Nominating Committee to investigate qualified nominees for election to the Board. The Board has not implemented any formal procedures for consideration of nominees submitted by shareholders of the Company.

      The Board of Directors held four meetings during 2000. Various matters were also approved by the unanimous written consent of the Board of Directors during the last fiscal year. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

 Director Compensation

      In consideration of their service on the Board during 2000, each non-employee director was granted a non-qualified option to purchase 50,000 shares of the Common Stock at an exercise price of $0.375, which was the fair market value of the Common Stock on the date of grant. Effective the fourth quarter of 2000, the Company commenced paying the non-employee directors a fee of $1,500 for each Board meeting attended and a fee of $750 for each committee meeting attended. No other compensation was paid to any non-employee director during 2000.

 Compliance with Section 16(a) of the Securities Exchange Act of 1934

      The Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports of ownership and changes of ownership of the Common Stock with the Securities and Exchange Commission. Based solely upon information provided to the Company by individual directors, executive officers and beneficial owners, the Company believes that all such reports were timely filed during and with respect to the fiscal year ended December 31, 2000.


                            AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with applicable rules of the Securities and Exchange Commission and the American Stock Exchange. A copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement.

      The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is authorized to retain outside counsel, auditors or other experts for this purpose. Subject to any action that may be taken by the full Board, the Audit Committee also has the authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent certified public accountants.

      The Company's management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. The role of the Audit Committee is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed and discussed the consolidated financial statements with both management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants their independence.

      Based upon the Audit Committee's review and discussions with management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2000. The Audit Committee also retained PricewaterhouseCoopers LLP as the Company's independent accountants for the 2001 fiscal year.

 Audit Committee:    James H. Graves, George R. Manser, C. Jeffrey Rogers


                     EXECUTIVE OFFICERS AND COMPENSATION

 Executive Officers

      The following persons are the executive officers of the Company:


 Name                Age              Position(s) with the Company
 -----------------   ---   -------------------------------------------------
 Ramon D. Phillips    67   Chairman of the Board

 Linda H. Sleeper     53   President, Chief Executive Officer and Director

 Raymond A. Kilgore   52   Senior Vice President, Secretary and Director

 Johnny J. DePuma     63   Senior Vice President and Chief Financial Officer


      No executive officer bears any family relationship to any other executive officer or to any director or nominee for director of the Company.
  Information concerning the business experience of Ramon D. Phillips and Linda H. Sleeper is provided under Election of Directors.

      Raymond A. Kilgore has served as Senior Vice President of the Company since 1994. From 1988 until 1994, Mr. Kilgore served as Vice President of the Company, and also served as interim Chief Executive Officer from 1988 until 1989. He has served as a director of the Company from 1988 until the expiration of his current term. From 1985 until 1988, Mr. Kilgore was a Vice President of Cash America Investments, Inc. (now known as Cash America International, Inc.), a publicly held company operating pawn shops and jewelry stores.

      John J. DePuma joined the Company in 1990 as Vice President and Chief Financial Officer and was promoted to his present position in 1994. For 10 years prior to joining the Company, he was Vice President and Chief Financial Officer of HiLite Industries, Inc., a manufacturer of original equipment auto parts.

 Summary Compensation Table

      The  following  table   sets  forth   certain  information   concerning
 compensation of the Chief Executive Officer and the other executive officers of the Company for the last three fiscal years.


                                    Year                               Other Annual     All Other
             Name and              Ended                               Compensation   Compensation
        Principal Position        Dec. 31    Salary ($)   Bonus ($)       ($) (1)        ($) (2)
   -----------------------------  -------    ----------   ---------    ------------   ------------
   Ramon D. Phillips                2000      252,495      28,000           -0-          16,023
     Chairman of the Board 3        1999      209,077       -0-            3,750         18,181
                                    1998      217,463       -0-           10,000         20,257

   Linda H. Sleeper                 2000      176,923      30,000           -0-            -0-
     President and Chief            1999      145,800       -0-             -0-            -0-
     Executive Officer 3            1998      139,504       -0-             -0-           4,500

   Raymond A. Kilgore               2000      106,469      10,000           -0-            -0-
     Senior Vice President and      1999      101,325       -0-             -0-            -0-
     Secretary                      1998       99,376       -0-             -0-           4,500

   John J. DePuma                   2000      119,954      18,000           -0-            -0-
     Senior Vice President and      1999      111,300       -0-             -0-            -0-
     Chief Financial Officer        1998      108,731       -0-             -0-            -0-


 1    Represents car allowance and life insurance allowance.

 2    Represents  the  incremental  annual  increase  in  the  accrued   cash
      surrender value of a reverse split-dollar insurance policy on the  life of Ramon D. Phillips which is payable to the estate of Mr. Phillips  in
      the event of  his death.   See, Certain Transactions.   Prior to  1999,
      also includes director fees.

 3    Mr. Phillips also served as President and Chief Executive Officer until the election of Ms. Sleeper as President in September 2000 and as Chief
      Executive Officer  in December  2000.   Prior  to her  promotions,  Ms.
      Sleeper served as Executive Vice President and Chief Operating Officer.


 Option Grants in Last Fiscal Year

      The following table shows all individual grants of stock options to the executive officers of the Company during the fiscal year ended December 31, 2000.

                                    % of Total
                      Securities     Options
                      Underlying    Granted to
                       Options     Employees in   Exercise Price    Expiration
                      Granted 1    Fiscal Year        ($/Sh)          Date 2
                      ---------    -----------    --------------    ----------
  Ramon D. Phillips    300,000         29.7           0.4375         06/22/10

  Linda H. Sleeper     300,000         29.7           0.4375         06/22/10

  Raymond A. Kilgore    50,000          5.0           0.4375         06/22/10

  John J. DePuma         50,000         5.0           0.4375         06/22/10

 -------------------
 1    Options are to purchase shares of the Company's Common Stock.   Options
      vest as to 40% of the shares six months  from the date of grant and  as to an  additional  20%  of  the  shares on  each  of  the  first  three anniversaries of the  grant date,  subject to  acceleration of  vesting upon death, disability or retirement.

 2 All options are subject to earlier termination due to death, disability or termination of employment.


 Option Exercises in Last Fiscal Year and Fiscal Year-End Values

      None of the executive officers of the Company exercised any options during the fiscal year ended December 31, 2000. The following table shows the value of unexercised options held by the executive officers as of December 31, 2000.


                         Securities Underlying         Value of Unexercised
                         Unexercised Options (#)     In-the-Money Options ($) 1
                       ---------------------------  ---------------------------
         Name          Exercisable   Unexercisable  Exercisable   Unexercisable
         ----          -----------   -------------  -----------   -------------
 Ramon D. Phillips       320,000        180,000        92,500         45,000

 Linda H. Sleeper        320,000        180,000        92,500         45,000

 Raymond A. Kilgore      220,000         30,000        67,500          7,500

 Johnny J. DePuma        220,000         30,000        67,500          7,500

 -------------------
 1    Values stated  are pre-tax  and are  based upon  the closing  price  of
      $0.6875 per share of  the Common Stock on  the American Stock  Exchange
      Emerging Company Marketplace on December 29, 2000, the last trading day of the fiscal year.


 Executive Compensation Agreements

      The Company previously entered into an Executive Compensation Agreement with each of Ramon D. Phillips, Raymond A. Kilgore, Linda H. Sleeper and John J. DePuma. The term of the agreements with Mr. Kilgore and Mr. DePuma expired on December 31, 2000. The term of the agreement with Mr. Phillips was extended to expire immediately following the 2002 annual meeting of the shareholders of the Company. The term of the agreement with Ms. Sleeper was extended to expire December 31, 2002.

      The Executive Compensation Agreements with Mr. Phillips and Ms. Sleeper specify minimum levels of base salary and benefits and provide for an automobile allowance and the reimbursement of certain expenses. In Mr. Phillips' case, reimbursement includes expenses incurred in connection with equipping an office in his home. The agreement with Mr. Phillips also provides for him to provide consulting services to the Company and receive specified compensation and continued benefits for one year after the expiration of the primary term of his employment. Each agreement includes covenants of the executive to at all times maintain the confidentiality of the Company's trade secrets and not to compete with the Company during the term of employment and for two years thereafter.

      Pursuant to each agreement, if the Company terminates the executive without "cause" (as defined therein), or the executive resigns within six months after a "change of control" (as defined therein), the Company is obligated to pay the executive a lump sum cash payment equal to the sum of
 (a) the executive's then current annual salary, plus (b) the highest amount of bonus and other cash compensation received by the executive during any one of the three preceding fiscal years. The agreement with Ms. Sleeper also provides that the Company will, for a period of one year, maintain health insurance for her and her family (if applicable) substantially comparable to that available to her immediately prior to the terminating event. In addition, all incentive stock options granted under the Company's 1991 Key Employee Stock Option Plan and 1994 Key Employee Long Term Incentive Plan provide for accelerated vesting in the event of a change of control of the Company.


                             CERTAIN TRANSACTIONS

      In April 1991, the Company entered into a Reverse Split-Dollar Agreement (the "Split-Dollar Agreement") with Ramon D. Phillips with respect to a so-called reverse split-dollar life insurance policy on Mr. Phillips. The Split-Dollar Agreement obligates the Company to pay the entire premium for the policy while the Split-Dollar Agreement is in effect. The policy provides for the death benefits to be divided between the policy's $1,000,000 face amount and its accrued cash surrender value. The Company was designated as beneficiary of the face amount of the policy and Mr. Phillips' estate was designated as beneficiary of the accrued cash surrender value of the policy. The policy was surrendered during 2001.


                                OTHER BUSINESS
                                   (Item 2)

      The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as they in their discretion may deem appropriate, unless they are directed by the proxy to do otherwise.


                        INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected PricewaterhouseCoopers LLP ("PWC") as independent certified public accountants to audit the consolidated financial statements of the Company for the 2000 fiscal year. PWC also reported on the Company's consolidated financial statements for the fiscal years ended December 31, 1999, 1998 and 1997. Representatives of PWC are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders.


                  DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit a proposal for inclusion in the proxy material relating to the 2002 annual meeting of shareholders must do so in writing. The proposal must be received at the Company's principal executive offices by December 28, 2001.

                               By Order of the Board of Directors,



                               /s/ Raymond A. Kilgore
                               -----------------------------
                               Raymond A. Kilgore, Secretary

 April 27, 2001
 Dallas, Texas

                                   [FRONT]

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                    PROXY
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                      HALLMARK FINANCIAL SERVICES, INC.
                           TO BE HELD MAY 23, 2001

      The undersigned hereby appoints Ramon D. Phillips, Linda H. Sleeper and Raymond A. Kilgore, and each of them individually, as the lawful agents and Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of Common Stock of Hallmark Financial Services, Inc. held of record by the undersigned as of April 11, 2001, at the Annual Meeting of Shareholders to be held on May 23, 2001, or at any adjournment thereof.

 1.  ELECTION OF DIRECTORS

  [  ] FOR all nominees listed below      [  ] WITHHOLD AUTHORITY to vote for
       (except as marked to the contrary)      all nominees listed below

 INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space beside the nominee's name with an "X".

      Ramon D. Phillips    ____               George R. Manser    ____
      Linda H. Sleeper     ____               Scott T. Berlin     ____
      James H. Graves      ____               Mark E. Schwarz     ____

 2. In their discretion, the Proxies are authorized to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      When properly executed, this proxy will be voted in the manner directed
 herein by the undersigned shareholder.   IF NO DIRECTION IS SPECIFIED,  THIS
 PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM 1.

      The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxies may do by virtue hereof.


                                   [BACK]



      Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




 Date: ____________________ , 2001      ____________________________________
                                        Signature

 PLEASE MARK, SIGN, DATE AND
 RETURN THE PROXY CARD PROMPTLY,
 USING THE ENCLOSED ENVELOPE.
                                        ____________________________________
                                        Signature, if held jointly


      PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING
 OF SHAREHOLDERS.  [   ]